Exhibit 99.1

For Immediate ReleaseContact:Mike Drickamer

Vice President, Investor Relations

(281) 765-7170

Patterson-UTI Energy Announces Appointment of Janeen S. Judah to Board of Directors

HOUSTON – April 3, 2018 – PATTERSON-UTI ENERGY, INC. (NASDAQ: PTEN) today announced that Janeen S. Judah, has been appointed to the Company’s Board of Directors.  With Ms. Judah’s appointment, the Patterson-UTI Board has been expanded to eight members.

Ms. Judah has more than 35 years of operational and managerial experience within the energy industry.  Most recently, she served as the president of the Society of Petroleum Engineers while on secondment from Chevron.  Ms. Judah held numerous leadership positions at Chevron including general manager for Chevron’s Southern Africa business unit, president of Chevron Environmental Management Company and general manager of reservoir and production engineering for Chevron Energy Technology Company.  Before joining Chevron, she held various upstream petroleum engineering positions for Texaco and Arco.  Ms. Judah holds Bachelor of Science and Masters of Science degrees in petroleum engineering from Texas A&M University, a Masters of Business Administration from the University of Texas of the Permian Basin and a Juris Doctorate from the University of Houston Law Center.

Mark S. Siegel, Patterson-UTI’s Chairman, stated, “We are pleased to welcome Janeen to our board.  Her extensive and varied experience will be an invaluable asset to our Board.”

Andy Hendricks, Patterson-UTI’s Chief Executive officer and board member, added, “We are delighted to have Janeen on our board.  With more than three decades in the oilfield, her expertise with diverse technical, operational and managerial challenges will be appreciated.”

About Patterson-UTI

Patterson-UTI is a provider of oilfield services and products to oil and natural gas exploration and production companies in North America, including market leading positions in contract drilling, pressure pumping and directional drilling services.  For more information, visit www.patenergy.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Patterson-UTI’s current beliefs, expectations or intentions regarding future events.  Words such as “anticipate,” “believe,” “budgeted,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “potential,” “project,” “pursue,” “should,” “strategy,” “target,” or “will,” and similar expressions are intended to identify such forward-looking statements.  The statements in this press release that are not historical statements, including statements regarding Patterson-UTI’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws.  These statements are subject to numerous risks and uncertainties, many of which are beyond Patterson-UTI's control, which could cause actual results to differ materially from the results expressed or implied by the statements.  These risks and uncertainties include, but are not limited to: volatility in customer spending and in oil and natural gas prices, which could adversely affect demand for Patterson-UTI’s services and their associated effect on rates, utilization, margins and planned capital expenditures; global economic conditions; excess availability of land drilling rigs and pressure pumping equipment, including as a result of low commodity prices, reactivation or construction; liabilities from operations; weather; decline in, and ability to realize, backlog; equipment specialization and new technologies; shortages, delays in delivery and interruptions of supply of equipment and materials; ability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and in integrating acquisitions; governmental regulation; product liability; legal proceedings and actions by governmental or other regulatory agencies; political, economic and social instability risk; ability to effectively identify and enter new markets; cybersecurity risk; dependence on our subsidiaries to meet our long-term debt obligations; variable rate indebtedness risk; and anti-takeover measures in our charter documents.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in Patterson-UTI’s SEC filings.  Patterson-UTI’s filings may be obtained by contacting Patterson-UTI or the SEC or through Patterson-UTI’s website at http://www.patenergy.com or through the SEC's Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov.  Patterson-UTI undertakes no obligation to publicly update or revise any forward-looking statement.